UPDATING SUMMARY PROSPECTUS

May 1, 2024

Farmers® Variable Annuity

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY

ISSUED THROUGH:

Farmers Annuity Separate Account A

BY

Farmers New World Life Insurance Company

This Updating Summary Prospectus provides certain updated information about the Farmers® Variable Annuity (the “Contract”), an individual flexible premium variable annuity contract issued by Farmers New World Life Insurance Company. This Contract is currently not being issued.

The statutory prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://dfinview.com/farmers/tahd/VA. You can also obtain this information at no cost by calling 1-877-376-8008 or by sending an email request to farmersvariable@infosys.com.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

An investment in this Contract is not a bank deposit, and no bank endorses or guarantees the Contract. The Contract is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved this Contract or determined that this summary prospectus is accurate or complete.

Anyone who tells you otherwise is committing a Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit. An accounting unit we use to calculate subaccount values during the Pay-in Period. It measures the net investment results of each of the subaccounts.

Annuitant. You are the Annuitant, unless you state otherwise in your application. Before any annuity payments begin, the Annuitant is the person (or persons) on whose life (or lives) the Contract is issued. When annuity payments begin, the Annuitant is a person during whose lifetime we may make payments under one of the annuity options. You may select joint Annuitants.

Annuity Start Date. The date when we will begin to pay annuity payments to you or a person you designate under the annuity option you selected.

Beneficiary. The person you select to receive the death benefit if you or the last surviving Annuitant dies before the Annuity Start Date.

Business Day/Valuation Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Contract on each day the NYSE is open for regular trading. When we use the term “business day” in this prospectus, it has the same meaning as the term “valuation day” found in the Contract.

Cash Value. The Contract Value minus any applicable surrender charge, records maintenance charge, and premium tax.

Company (we, us, our, Farmers). Farmers New World Life Insurance Company.

Contract month, year or anniversary. A month, year or anniversary as measured from the Issue Date.

Contract Value. The sum of the amounts you have accumulated under the Contract. It is equal to the money you have under the Contract in the Variable Account and the Fixed Account.

Final Annuity Date. The Contract Anniversary when the oldest Annuitant is age 95.

Fixed Account. An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value. Your Contract Value in the Fixed Account.

Free Withdrawal Amount. An amount you can withdraw each Contract Year as a partial withdrawal or as part of a surrender without incurring a surrender charge.

Fund or Funds. Investment companies that are registered with the SEC. This Contract allows you to invest in the portfolios of the funds that are listed in the Appendix of this prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Issue Date. The date on which we credit the initial Premium Payment to your Contract. It is also the date when, depending on your state of residence, we allocate your premium(s) either entirely to the Fixed Account, or to the Fixed Account and the subaccounts you selected on your application.

Net Investment Factor. The factor we use to determine the value of an Accumulation Unit at the end of each valuation period. We determine the Net Investment Factor separately for each subaccount.

NYSE. The New York Stock Exchange.

Pay-in Period. The period that begins when we issue your Contract and ends on the Annuity Start Date. During the Pay-in Period, earnings accumulate on a tax-deferred basis until you take money out.

Payout Period. The period beginning on the Annuity Start Date during which you or the person you designate will receive annuity payments.

Portfolio. A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as “Fund”.

Premium Payment. Amount you pay to us for the Contract. When we use the term “Premium Payment” in this prospectus, it means a Premium Payment less any applicable premium taxes.

Qualified Contract. A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment under the Tax Code.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, Georgia 31139. Infosys McCamish Systems, LLC is the administrator of the Contract. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender. The termination of a Contract at the option of the Owner.

Tax Code. The Internal Revenue Code of 1986, as amended.

Valuation Period. The period of time over which we determine the change in the value of the subaccounts in order to price Accumulation Units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

Variable Account. Farmers Annuity Separate Account A. It is a separate investment account divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Variable Account Value. The portion of the total value of your Contract that is allocated to the subaccounts of the Variable Account.

Written Notice. The Written Notice you must sign and send to us to request or exercise your rights as Owner under the Contract. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner). The person(s) entitled to exercise all rights as owner under the Contract.

Updated Information About Your Contract

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated May 1, 2023. This may not reflect all of the changes that have occurred since you entered into your Contract.

Changes

None.

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawals

If you withdraw money from the Contract within 7 years following a Premium Payment, you may be assessed a surrender charge. The maximum surrender charge is 7% of the Premium Payment, and a surrender charge may be assessed up to 7 years after a Premium Payment. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.

See “Surrender and Partial Withdrawals” in the statutory prospectus.

Transaction Changes

In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 12 during a Contract Year) or if state or local premium taxes are assessed.

See “Fees and Charges” in the statutory prospectus.

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract*	1.17%	1.17%***
	Investment options (Portfolios fees and expenses)**	0.20%	1.35%
	Optional benefits available for an additional charge (for a single option benefit, if elected)*	0.25%	0.25%

* As a percentage of assets in the Variable Account.

**As a percentage of Portfolio’s net assets.

*** Includes $30 annual Records Maintenance Charge. The amount may be less than what is shown, because the Records Maintenance Charge is waived in certain circumstances. See “Fees and Charges – Records Maintenance Charge” in the statutory prospectus.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following tables shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,375		Highest Annual Cost $3,120
	Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive combination of Portfolio Company fees and expenses		Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive combination of optional benefits, and Portfolio Company fees and expenses

	• No optional benefits • No sales charges • No additional purchase payments, transfers or withdrawals	• No sales charges • No additional purchase payments, transfers or withdrawals
RISKS
Risk of Loss	You can lose money by investing in this Contract, including some or all of your investment.
Not a Short-Term Investment

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing purchase payments in the Contract is consistent with the purpose for which the investment is being considered.

See “Principal Risks of Investing in the Contract” in the statutory prospectus.

Risks Associated with Investment Options

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Subaccounts of the Variable Account in which you invest. Each Subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform.

Insurance Company Risks

An investment in the Contract is subject to the risks related to Farmers New World Life Insurance Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about us is available upon request. Such requests can be made toll-free at 1-877-376-8008.

RESTRICTIONS
Investments

The Contract was available for qualified and non-qualified retirement plans. The Contract is currently not available for sale. This Contract required you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract Year.

Before the Annuity Start Date, you may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated in “Transfer” section of this Prospectus. Also, we may modify or suspend the transfer privilege at any time.

We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company.

We reserve the right to remove or substitute portfolios as investment options, and we may limit a portfolio’s availability to new premiums and/or transfers of Contract Value.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio.

You may place money in the Fixed Account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so.

Eleven subaccounts, specified in “The Portfolios –Subaccounts Closed to New Investors” in the statutory prospectus are closed to new investors.

The following restrictions apply to partial withdrawals. A partial withdrawal may have adverse tax consequences.

◾   You may make only 1 withdrawal each calendar quarter.

◾   You must request at least $100.

◾   You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

◾   Surrender charges may apply.

See “Transfers,” “Farmers Annuity Separate Account A,” The Portfolios,” and “Fees and Charges” in the statutory prospectus.

Optional Benefits

Optional benefits may be only available at the time you purchased your contract. We may discontinue or restrict the availability of an optional benefit.

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit Rider.

See “Benefits Available Under the Contract,” “Death Benefit – Optional Guaranteed Minimum Death Benefit,” “Guaranteed Retirement Income Benefit” in the statutory prospectus.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax deferral. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

See “Federal Tax Considerations” in the statutory prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

The Contract is currently not being issued. However, some investment professionals may receive compensation in connection with additional purchase payments in an outstanding Contract, and may have a financial incentive to recommend such additional payments over another investment. This compensation is paid in the form of commissions, based on your investment in the Contract.

See “Distribution of Contracts” of the Statement of Additional Information (“SAI”).

Exchanges

If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract. This Contract is no longer sold.

See “Your Contract: The Pay-In Period – Tax-Free‘Section 1035’ Exchanges” in the statutory prospectus.

Appendix: Portfolios Available Under the Contract

The following is a list of Portfolios under the Contract. More information about the Portfolios is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/farmers/tahd/VA. You can also request this information at no cost by calling 1-877-376-8008 or emailing us at farmersvariable@infosys.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks capital growth.	BNY Mellon Opportunistic Small Cap Portfolio (Service Class Shares) Investment Adviser: BNY Mellon Investment Advisors, Inc. Subadviser: Newton Investment Management North America, LLC.	1.07%	9.01%	8.88%	5.89%
Seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares) Investment Adviser: BNY Mellon Investment Advisors, Inc. Subadviser: Newton Investment Management	0.92%	23.50%	14.85%	10.18%
Seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.	Calvert VP SRI Mid Cap Portfolio[1], 2 Investment Adviser: Calvert Research and Management	0.99%	11.64%	8.80%	6.19%
Seeks long-term growth of capital, current income and growth of income.	DWS Core Equity VIP (Series I) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.97%	25.57%	15.00%	11.56%
Seeks long-term growth of capital.	DWS CROCI® International VIP (Series I) (Class A Share Class)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.84%	18.95%	7.11%	2.14%
Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP (Series II) (Class A Shares)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.68%	20.76%	8.61%	5.06%
Seeks above-average capital appreciation over the long term.	DWS Global Small Cap VIP (Series I) (Class A Shares)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.87%	24.56%	9.13%	3.82%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP (Series II) (Class A Share Class) Investment Adviser: DWS Investment Management Americas, Inc.	0.39%	4.75%	1.60%	0.99%
Seeks to provide a high level of current income.	DWS High Income VIP (Series II) (Class A Share Class)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.70%	11.34%	5.34%	4.05%
Seeks long-term capital appreciation.	DWS Small Mid Cap Growth VIP (Series II) (Class A Shares)[1], 2 Investment Adviser: DWS Investment Management Americas, Inc.	0.85%	18.83%	9.18%	6.46%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom 2005 (Service Class 2 Shares)[3] Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.62%	7.72%	4.27%	3.66%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom 2010 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.65%	9.18%	5.28%	4.30%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom 2015 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR UK, FMR HK, and FMR Japan	0.68%	10.64%	6.29%	4.93%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom 2020 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.72%	12.22%	7.22%	5.48%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom 2025 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.74%	13.32%	7.98%	5.93%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom 2030 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.77%	14.46%	9.02%	6.59%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom Income (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.62%	7.65%	3.68%	3.13%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP FundsManager 20% Portfolio (Service Class 2 Shares)[2] Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.70%	7.91%	3.74%	3.03%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP FundsManager 50% Portfolio (Service Class 2 Shares)[2] Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.85%	12.65%	7.36%	5.35%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP FundsManager 70% Portfolio (Service Class 2 Shares)[2] Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.89%	15.57%	9.58%	6.74%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP FundsManager 85% Portfolio (Service Class 2 Shares)[2] Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.93%	17.48%	11.10%	7.72%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Growth Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR UK, FMR HK, and FMR Japan	0.68%	36.09%	19.52%	14.68%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Index 500 Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: Geode	0.20%	26.07%	15.45%	11.81%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Mid Cap Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR UK, FMR HK, and FMR Japan	0.67%	15.00%	12.34%	8.02%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2 Shares)[1] Investment Adviser: Franklin Mutual Advisors, LLC	0.91%	12.75%	11.06%	7.04%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)[2] Investment Adviser: Franklin Advisors, Inc.	1.08%	26.74%	13.51%	8.96%
Seeks long-term growth of capital.	Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)[1], 2 Investment Adviser: Goldman Sachs Asset Management, L.P.	0.84%	11.42%	13.36%	8.10%
Seeks long-term growth of capital.	Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)[2] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.82%	19.28%	10.04%	7.80%
Seeks long-term growth of capital and dividend income.	Goldman Sachs Strategic Growth Fund (Institutional Class Shares)[1] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.70%	41.94%	17.32%	13.16%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Service Shares) Investment Adviser: Janus Henderson Investors US LLC	0.87%	15.13%	9.37%	7.73%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Service Shares)[1] Investment Adviser: Janus Henderson Investors US LLC	0.97%	17.78%	13.14%	11.82%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Shares) Investment Adviser: Janus Henderson Investors US LLC	0.55%	39.96%	16.92%	13.73%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC	1.28%	9.02%	1.64%	3.06%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC	0.69%	4.97%	0.99%	0.92%
Seeks to provide a current income and long-term growth of income and capital.	Principal PVC Equity Income Account (Class 2 Shares)[1] Investment Adviser: Principal Global Investors, LLC	0.74%	10.93%	10.58%	8.94%
Seeks long-term growth of capital.	Principal PVC MidCap Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.80%	25.74%	15.31%	11.58%
Seeks to provide long-term growth of capital.	Principal PVC Principal Capital Appreciation Account (Class 2 Shares)[1] Investment Adviser: Principal Global Investors, LLC	0.90%	24.85%	15.74%	11.61%
Seeks long-term growth of capital.	Principal PVC SmallCap Account (Class 2 Shares)[1] Investment Adviser: Principal Global Investors, LLC	1.10%	15.39%	11.13%	7.55%
Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.	Principal SAM Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.98%	15.65%	7.84%	5.96%
Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.	Principal SAM Conservative Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.95%	11,80%	5.70%	4.62%
Seeks to provide long-term capital appreciation.	Principal SAM Conservative Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.02%	19.05%	9.83%	7.22%
Seeks to provide a high level of total return (consistent of income with some capital appreciation).	Principal SAM Flexible Income Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.90%	9.21%	4.05%	3.67%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks to provide long-term capital appreciation.	Principal SAM Strategic Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.05%	21.58%	11.50%	7.99%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares)[1] Investment Adviser: Templeton Asset Management Ltd Subadviser: Franklin Templeton Investment Management Limited	1.35%	12.62%	4.22%	2.32%

1 The subaccount that invests in this portfolio is closed to new investors.

2 This Portfolio is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio’s prospectus for additional information.

3 On June 7, 2024, this portfolio will merge with the Fidelity® VIP Freedom Income Portfolio.

Back Cover Page

This Summary Prospectus incorporates by reference the Contract statutory prospectus dated May 1, 2024, as amended or supplemented.

The EDGAR contract identifier for the Contract is C000027240.